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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 22, 2002



                        PERRY ELLIS INTERNATIONAL, INC.
                        -------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                0-21764              59-1162998
     -----------------         -----------        ------------------
      (State or other          (Commission           (IRS Employer
      jurisdiction of         File Number)        Identification No.)
      incorporation)

      3000 N.W. 107th Avenue, Miami, Florida            33172
     ----------------------------------------           -----
     (Address of principal executive offices)        (Zip Code)


     Registrant's telephone number, including area code (305) 592-2830
                                                        --------------
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Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     On March 15, 2002, Perry Ellis International, Inc. ("Perry Ellis") entered into an asset purchase agreement with Jantzen Inc. and VF Canada, Inc. to acquire certain assets of the Jantzen business, including the Jantzen trademarks and tradenames, license agreements, certain manufacturing equipment and other items of personal property, showroom leases and inventory relating to the 2003 season. The acquisition was completed on March 22, 2002. Jantzen is a recognized maker of women's swimwear and sportswear and historically produced men's swimwear. Jantzen's products are sold in department stores, chain stores, mass merchandisers and specialty shops.

     The acquisition price was approximately $24.0 million. The purchase price was financed from the net proceeds of a private offering of $57.0 million in aggregate principal amount of 91/2% senior secured notes due March 2009 completed on March 22, 2002. The notes are secured by a first lien on Perry Ellis' intellectual property, including the Jantzen intellectual property. The balance of the net proceeds of the private offering was also used to reduce Perry Ellis' Senior Credit Facility with a group of banks.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements of Business Acquired.

          Financial statements are not included in this Report, but will be filed by amendment not later than 60 days from the date this Report is due, in accordance with Item 7 of Form 8-K.

     (b)  Pro Forma Financial Information.

          Pro forma financial statements are not included in this Report, but will be filed by amendment not later than 60 days from the date this Report is due, in accordance with Item 7 of Form 8-K.

     (c)  Exhibits.

          Exhibit 2.1 -- Asset Purchase Agreement dated as of March 15, 2002 by and among Perry Ellis International, Inc., Jantzen Inc. and VF Canada, Inc.

          Exhibit 99.1 -- Press Release dated March 18, 2002

          Exhibit 99.2 -- Press Release dated March 22, 2002
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PERRY ELLIS INTERNATIONAL, INC.



Date:  April 2, 2002         By: /s/ Rosemary B. Trudeau
                                 ----------------------------------------------
                                 Rosemary B. Trudeau, Vice President of Finance

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                                 EXHIBIT INDEX



     EXHIBIT    DESCRIPTION
     -------    -----------


     2.1 Asset Purchase Agreement dated as of March 15, 2002 by and among Perry Ellis International, Inc., Jantzen Inc. and VF Canada, Inc.

     99.1       Press Release dated March 18, 2002

     99.2       Press Release dated March 22, 2002